UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 14, 2007

Advanced Photonix, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325836
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Boardwalk, Ann Arbor, Michigan	48104
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's telephone number, including area code: (734) 864-5647

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 14, 2007, Advanced Photonix, Inc., a Delaware corporation (the “Company”), completed the second and final tranche of the private placement (the “Offering”) described in the Company’s Current Report on Form 8-K filed on September 7, 2007. Each unit sold by the Company in the Offering consists of four (4) shares of the Company’s Class A Common Stock, par value $0.001 per share (the “Offering Shares”) and one (1) five year warrant exercisable for one share of Common Stock at an exercise price of $1.85 (each a “Warrant”). The Company sold a total of 741,332 units (consisting of 2,965,332 Offering Shares and 741,332 Warrants) for an aggregate purchase price of $4,491,560, including the sale on September 14, 2007 of 133,332 Units (consisting of 533,332 Offering Shares and 133,332 Warrants) for an aggregate purchase price of $800,000. The September 14, 2007 sale is subject only to receipt of AMEX approval of an additional listing application covering the shares. AMEX approved the Company’s additional listing application on September 18, 2007.

This Form 8-K, including the descriptions of the terms and conditions of the agreements described above, is qualified in its entirety by reference to the (a) Subscription Agreement, (b) Form of 2007 Series Warrant to Purchase Class A Common Stock and (c) the Registration Rights Agreement, which are incorporated by reference to Exhibits 10.1, 10.2, 10.3 and of this Form 8-K. See also Items 3.02 and 9.01. The information in Items 3.02 and 9.01 of this report is incorporated in this Item 1.01 by reference.

Item 3.02.  Unregistered Sales of Equity Securities

As disclosed in Item 1.01 above, on September 14, 2007, the Company completed the second and final tranche of the Offering pursuant to which the Company sold the Offering Shares and the Warrants for an aggregate purchase price of $800,000. The offer and sale of the Offering Shares and Warrants is being made pursuant to Rule 506 promulgated pursuant to the Securities Act and each of the investors is an “accredited investor” as defined by Rule 501 promulgated pursuant to the Securities Act. The final tranche closed in escrow on September 14, 2007, subject only to receipt of AMEX approval of the Company’s additional listing application covering the Offering Shares and the shares of Common Stock underlying the Warrants. AMEX approved the Company’s additional listing application on September 18, 2007.

This Form 8-K, including the descriptions of the terms and conditions of the agreements described above, is qualified in its entirety by reference to the (a) Subscription Agreement, (b) Form of 2007 Series Warrant to Purchase Class A Common Stock and (c) the Registration Rights Agreement, which are incorporated by reference to Exhibits 10.1, 10.2, 10.3 and of this Form 8-K. See also Items 1.01 and 9.01 of this report. The information in Items 1.01 and 9.01 of this report is incorporated in this Item 3.02 by reference.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Exhibit
10.1	Form of Subscription Agreement.
10.2	Form of 2007 Series Warrant to Purchase Class A Common Stock.*
10.3	Form of Registration Rights Agreement.*

* Incorporated by reference to the Exhibits to the Form 8-K filed on September 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCED PHOTONIX, INC.

By:	/s/ Richard D. Kurtz
Richard D. Kurtz, Chief Executive Officer & President
Dated: September 19, 2007